                    NOTE PURCHASE AGREEMENT

           THIS NOTE PURCHASE AGREEMENT, dated as of February 26, 1997 (this "AGREEMENT"), by and between LIDAK PHARMACEUTICALS, a California corporation, with headquarters located at 11077 N. Torrey Pines Road, La Jolla, California 92037 (the "Company"), and RGC International Investors, LDC, a Cayman Islands corporation (the "Buyer").

                      W I T N E S S E T H:

           WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"); and

          WHEREAS, the Buyer wishes to purchase from the Company, upon the terms and subject to the conditions of this Agreement, a convertible promissory note in the principal amount of six million dollars ($6,000,000.00) in the form attached hereto as Annex I (the "Note"), which will be convertible into units consisting of shares of the Company's Class A Common Stock, no par value (the "Common Stock"), and warrants, in the form attached hereto as Annex II (the "Warrants"), to purchase shares of Common Stock upon the terms and subject to the conditions of the Note;

          NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.        AGREEMENT TO PURCHASE; PURCHASE PRICE.

                The Buyer hereby agrees to purchase from the Company on the Closing Date (as defined in Section 6 below) the Note for the purchase price set forth on the signature page of this Agreement (the "Purchase Price"). The Purchase Price shall be payable in United States Dollars in accordance with Section 6 below. The Note shall be delivered by the Company to the Buyer and the Purchase Price shall be paid by the Buyer to the Company at the Closing (as defined in Section 6 below).

          2.        BUYER REPRESENTATIONS, WARRANTIES, ETC.

                 The  Buyer  represents  and  warrants  to,   and
covenants and agrees with, the Company as follows:

         a. PURCHASE FOR INVESTMENT. The Buyer is purchasing the Note, the Warrants and the shares of Common Stock issuable upon conversion of the Note, as payment of interest on the Note and upon exercise of the Warrants (collectively, the "Shares" and, together with the Note and the Warrants, the "Securities") for its own account for investment only and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered under the 1933 Act;

          b. ACCREDITED INVESTOR. The Buyer is an "accredited investor" as that term is defined in Rule 501 of the General
Rules  and  Regulations  under the 1933 Act  by  reason  of  Rule
501(a)(3);

         c. REOFFERS AND RESALES. All subsequent offers and sales of any of the Securities by the Buyer shall be made pursuant to registration of such Securities under the 1933 Act or pursuant to an exemption from such registration;

         d. COMPANY RELIANCE. The Buyer understands that the Note is being offered and sold, and the Shares and the Warrants are being offered, to it in reliance on specific exemptions from the registration requirements of United States federal and state securities  laws and that the Company is relying upon  the  truth
and   accuracy   of,  and  the  Buyer's  compliance   with,   the
representations,  warranties,  agreements,  acknowledgments   and
understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities;

         e. INFORMATION PROVIDED. The Buyer and its advisors, if any, have been furnished with all material information relating to the business, finances and operations of the Company which have been requested by the Buyer; the Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company regarding such information and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the following filings by the Company with the SEC (collectively the "SEC Documents"): (1) Annual Report on Form 10-K for the fiscal year ended September 30, 1996 ("1996
Form 10-K"), (2) Quarterly Report on Form 10-Q for the quarter ended December 31, 1996, (3) Form 8-K filed January 15, 1997, (4) Form 8-K filed February 11, 1997 and (5) Proxy Statement for its annual meeting to be held March 15, 1997. The Buyer acknowledges the risk factors contained in the 1996 Form 10-K and understands that its investment in the Securities involves a high degree of risk. The due diligence investigation conducted by the Buyer or its representatives shall not modify, amend or affect the Buyer's right to rely on the Company's representations and warranties contained in Section 3 below;

        f.   ABSENCE OF APPROVALS.  The Buyer understands that no
United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities;

       g. NOTE PURCHASE AGREEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms; subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.



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

          h. NO VIOLATION. The execution and delivery of this Agreement by the Buyer and the consummation by the Buyer of the purchase of the Note and the other transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Buyer of any of the terms or provisions of, or constitute a default under, the Restated Articles of Incorporation or By-laws of the Buyer, the investment policies and investment restrictions of the Buyer, or any other material agreement or instrument to which the Buyer is a party or by which it or any of its properties or assets are bound;

        i. INVESTMENT TRANSACTIONS. The Buyer is not purchasing the Note for the purpose of covering any short sales of the Common Stock made by the Buyer with the Shares on or prior to the date hereof. The Buyer will not engage in any transactions directly or indirectly related to the Common Stock in violation of applicable securities laws, rules and regulations or NASD regulations; and

         j. ORGANIZATION AND AUTHORITY. The Buyer is validly existing and in good standing under the laws of the Cayman Islands, and has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, the Registration Rights Agreement and the other agreements to be executed and delivered by the Buyer in connection herewith, and to consummate the transactions contemplated hereby.

          3.        COMPANY REPRESENTATIONS, WARRANTIES, ETC.

                The Company represents and warrants to the Buyer that:

          a. ORGANIZATION AND AUTHORITY. Each of the Company and its subsidiaries, if any, is a corporation validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, and has all requisite corporate power and authority to (i) own, lease and operate its properties and to carry on its business as now being conducted, and (ii) to execute, deliver and perform its obligations under this Agreement, the Registration Rights Agreement, the Note, the Warrants and the other agreements to be executed and delivered by the Company in connection herewith, and to consummate the transactions contemplated hereby and the issuance of the Note and the Warrants and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares issuable upon conversion or exercise thereof have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required. The Company and each of its subsidiaries, if any, is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions wherein such qualification is necessary and where failure so to qualify would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

          b. CAPITALIZATION. The authorized capital stock of the Company currently consists of (a) 99,490,000 shares of Common
Stock,  no  par  value,  of  which  (i)  36,469,676  shares   are
outstanding as of February 17, 1997, (ii) 6,224,451 shares are reserved for issuance upon the exercise of options granted pursuant to certain option plans and option grants of the Company, of


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


which options exercisable into 5,407,161 shares are issued and outstanding, (iii) 1,498,352 shares are reserved for issuance pursuant to securities (other than the Note and the Warrants) exercisable for, or convertible into, exchangeable for, or otherwise entitling any person to acquire, shares of Common Stock, (iv) 7,257,465 shares are reserved for issuance upon conversion of the Note and (v) 3,628,733 shares are reserved for issuance upon exercise of the Warrants (subject to adjustment pursuant to the Note); (b) 510,000 shares of Class B Common Stock, no par value, of which 283,000 shares are outstanding and with respect to which 227,000 shares have been reserved for issuance upon the exercise of option plans and option grants of the Company; and (c) 10,000,000 shares of Preferred Stock, no par value, of which no shares were outstanding as of February 17, 1997; and on the Closing Date (as defined herein) there will be no material increase from February 17, 1997 in the number of shares of Common Stock or Preferred Stock outstanding. All of such outstanding shares of capital stock are, or upon issuance will be, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in the SEC Documents, as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls, rights of first refusal or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement). The Company has furnished to the Buyer true and correct copies of the Company's Restated Articles of Incorporation as in effect on the date hereof (the "Articles of Incorporation"), the Company's By-laws as in effect on the date hereof (the "By-laws"). Except as set forth on Schedule 3(b), (i) no holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement (as defined in the Registration Rights Agreement) and
(ii) except for the Company's Class D Warrants, no outstanding securities of the Company have any anti-dilution protection rights that would or might be triggered by the issuance of any of the Securities. The offers and sales of the outstanding shares of Common Stock and options, warrants and other rights to acquire Common Stock were at all relevant times either registered under the 1933 Act and applicable state securities laws or exempt from such requirements.

       c. CONCERNING THE SHARES. The Shares have been duly authorized and, when issued upon conversion of the Note or exercise of the Warrants, as the case may be, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive rights of any stockholder of the Company, as such, to acquire any of the Securities. The Common Stock is listed for trading on the Nasdaq National Market ("Nasdaq"), and the Company and the Common Stock meet the criteria for continued listing and trading on the Nasdaq. The Company has not been notified since September 30, 1996 by the Nasdaq of any failure or potential failure to meet the criteria for continued listing and trading on the Nasdaq, and no suspension of trading in the Common Stock is in effect. The



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

Company understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of the Shares.

          d. NOTE PURCHASE AGREEMENT, NOTE, WARRANTS, AND REGISTRATION RIGHTS AGREEMENT. This Agreement, the Note, the Warrants and the Registration Rights Agreement have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Note, the Warrants and the Registration Rights Agreement, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

        e. NON-CONTRAVENTION. The execution and delivery of this Agreement, the Note, the Warrants and the Registration Rights Agreement by the Company and the consummation by the Company of the issuance of the Securities and the other transactions contemplated by this Agreement, the Note, the Warrants and the Registration Rights Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or By-laws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body or self-regulatory body having jurisdiction over the Company or any of its properties or assets. Neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation, by-laws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its subsidiaries in default) under, and neither the Company nor any of its subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party or by which any property or assets of the Company or any of its subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries, if any, are not being conducted, and shall not be conducted so long as the Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for involuntary violations which either singly or in the aggregate do not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement, the Note or the Warrants in accordance with the terms hereof or thereof. Except as set forth on Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.


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

       f. APPROVALS. No authorization, approval or consent of, or filing with, any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained or made by the Company for the issuance and sale of the Securities as contemplated by this Agreement, the Note and the Warrants, other than (1) listing of the Shares on Nasdaq and (2) the requirements of any applicable blue sky laws.

       g. INFORMATION PROVIDED. The information provided by the Company to the Buyer, including, without limitation, the SEC Documents, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

      h. ABSENCE OF CERTAIN CHANGES. Since September 30, 1996, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company or any of its subsidiaries, except as disclosed in the SEC Documents filed subsequent thereto and prior to the date hereof.

       i. ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries taken as a whole or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents; and the Company has not been notified of any pending SEC or any self-regulatory organization suit, proceeding, inquiry or investigation.

     j. SEC DOCUMENTS, FINANCIAL STATEMENT. Since September 30, 1996, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Company has delivered to the Buyer true and complete copies of the SEC Documents, except for such exhibits thereto and documents incorporated therein. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time that they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be

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

otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and present fairly in all material respects the consolidated financial position of the Company and its consolidated  subsidiaries  as  of  the  dates  thereof  and  the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 1996 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company and its subsidiaries. As of the date hereof, there is no information that is required to be disclosed by the Company pursuant to the requirements of the 1934 Act or the requirements of the 1933 Act (assuming for this purpose that the Company has an effective Registration Statement under the 1933 Act into which all of its 1934 Act reports are incorporated) that has not been properly disclosed in the SEC Documents.

     k. PATENTS, COPYRIGHTS, ETC. Except as would not have a Material Adverse Effect: (i) to the best of the Company's knowledge, it owns or possess the requisite licenses or rights to use all patents, patent rights, inventions, know-how, trade secrets, trademarks, service marks, service names, trade names and copyrights necessary to enable it to conduct its business as now operated; (ii) to the best of the Company's knowledge, there is no claim or action by any person pertaining to, or proceeding pending or threatened which challenges the right of the Company or any subsidiary of the Company with respect to any patents, patent rights, licenses, inventions, know-how, trademarks, service marks, service names, trade names and copyrights necessary to enable it conduct its business as now operated;
(iii) to the best of the Company's knowledge, the Company's or its subsidiaries' current and intended products, services and processes do not infringe on any patents, patent rights, licenses, inventions, know-how, trademarks, service marks, service names, tradenames, copyrights or other rights held by any person; and (iv) the Company is unaware of any facts or circumstances which might give rise to any of the foregoing.

       l. FDA MATTERS.  [RESERVED]

       m. TAX STATUS. Except as set forth on Schedule 3(m), each of the Company and its subsidiaries, if any, has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes of the Company or any of its subsidiaries in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

     n.      CERTAIN TRANSACTIONS.  Except (1) as set forth on
Schedule 3(n) or in the SEC Documents, (2) for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and (3) for the grant of stock options pursuant to the Company's stock option plans, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, the leasing of property or the licensing of rights to or from or otherwise requiring payments to or from any officer, director or such employee or, to the Company's knowledge, any entity in which such person has a substantial interest or position of responsibility.

      o. ACKNOWLEDGMENT REGARDING BUYER'S PURCHASE OF NOTE. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Buyer or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Buyer's purchase of the Note. The Company further represents to the Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company by its representatives.

     p. NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyer.

     q. NO BROKERS. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for dealings with Michael Arnouse, whose commissions and fees will be paid by the Company.

     4.    CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

      a. TRANSFER RESTRICTIONS. The Buyer acknowledges that (1) the Note and the Warrants have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Shares have not been and are not being registered under the 1933 Act, and the Shares may not be transferred unless (A) subsequently registered thereunder for resale or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred without such registration; (2) any sale of the Shares made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such

Shares  under  circumstances in which the seller, or  the  person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Shares (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder (other than pursuant to Section 4(d) hereof and pursuant to the Registration Rights Agreement).

       b. RESTRICTIVE LEGEND. The Buyer acknowledges and agrees that the Note and the Warrants, and, until such time as the Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the certificates for the Shares, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares):

                       The   securities   represented   by   this
certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act or unless sold pursuant to Rule 144.

                The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) the Securities are included in an effective registration statement under the 1933 Act covering the resale thereof, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such Securities are being sold or transferred in accordance with the method described therein, or (c) such holder provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 under the 1933 Act (or a successor rule thereto) without any restriction as to the number of Securities acquired as of a particular date that can then be immediately sold. The Buyer agrees to sell all of the Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with the prospectus delivery requirements, if any, under applicable securities laws.

                The Note shall also contain a legend reflecting its non-assignability other than to the Buyer's affiliates (including the limited partners and shareholders thereof solely in the case of liquidation of the Buyer). The Warrant shall also contain a legend setting forth the restrictions on its assignability. Notwithstanding the foregoing, nothing herein shall affect or limit the Buyer's ability to pledge the Securities in connection with a bona fide margin account or lending arrangement.

     c. REGISTRATION RIGHTS AGREEMENT. The parties hereto agree to enter into the Registration Rights Agreement on or before the Closing Date.

     d.       FORM D; BLUE SKY LAWS.  The Company agrees to file a
Form   D  with  respect  to  the  Securities  as  required  under
Regulation D and to provide a copy thereof to the Buyer promptly after such filing. On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the Securities for sale to the Buyer pursuant to this Agreement and on conversion of the Note under such of the securities or "blue sky" laws of jurisdictions in the United States as shall be applicable to the sale of the Securities to the Buyer pursuant to this Agreement and on conversion of the Note. The Company shall furnish copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities or "blue sky" laws on or before the Closing Date.

     e. NASDAQ NOTIFICATION; REPORTING STATUS. On or before the Closing Date, the Company shall file a "NASDAQ National Market Notification Form for Listing of Shares and Notification Pursuant to SEC Rule 10b-17" with respect to the Shares with the National Association of Securities Dealers, Inc. and shall provide evidence of such filing to the Buyer. So long as the Buyer beneficially owns any of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to
Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act, even if the 1934 Act or the rules and regulations thereunder would permit such termination, for a period of three years after the Closing Date.

       f. USE OF PROCEEDS. The Company will use the proceeds from the sale of the Note for the Company's internal working capital purposes and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership enterprise or other person.

        g. CERTAIN EXPENSES. Whether or not the Closing occurs, the Company shall pay or reimburse the reasonable fees and out-of-pocket expenses of the Buyer for travel, legal fees, due diligence and other costs, up to $20,000. The obligations of the Company under the provisions of this Section 4(g) shall be in addition to the obligation of the Company for expenses under the Registration Rights Agreement referred to in Section 4(c) of this Agreement.

         h. RESERVATION OF SHARES. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding amount of the Note and issuance of the Conversion Shares in connection therewith and the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith (based on the conversion price of the Note and the exercise price of the Warrants in effect from time to time and subject to the limitations on total shares to be issued as set forth in Section 2.6 of the Note). Prior to the complete conversion of the Note and the full exercise of the Warrants (within the above-mentioned limitations), the Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of the Note and exercise of the Warrants without the consent of the Buyer.

       i. FINANCIAL INFORMATION. The Company agrees to send the following reports to the Buyer until the Buyer transfers, assigns, or sells all of the Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; and (ii) within three (3) days after release, copies of all press releases issued by the Company or any of its subsidiaries.

       j. CORPORATE EXISTENCE. So long as a Buyer beneficially owns any Note or Warrants, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the Nasdaq, the Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange.

        K.  CERTAIN ISSUANCES OF SECURITIES.

 (1) Unless the Company obtains Stockholder Approval (as defined in the Note) or a waiver thereof from Nasdaq, the Company will not issue any shares of Common Stock or shares of any other
promissory   notes   or   other  securities   convertible   into,
exchangeable for, or otherwise entitling the holder to acquire, shares of Common Stock which would be subject to Rule 4460(i) of Nasdaq (or any successor or replacement provision thereof) and which would be integrated with the sale of the Note and the Warrants to the Buyer or the issuance of Shares upon conversion of the Note or exercise of the Warrants for purposes of Rule 4460(i) of Nasdaq (or any successor or replacement provision thereof).

(2)The Company shall not offer, sell, contract to sell or issue (or engage any person to assist the Company in taking any such action) any equity securities or securities convertible into, exchangeable for, or otherwise entitling the holder to acquire, any Common Stock during the period from the date of this Agreement to the later of (x) the date which is 180 days after the Closing Date and (y) the date on which the Registration Statement shall have been effective and available for use by the Buyer for 90 consecutive days; PROVIDED, HOWEVER, that nothing in this Section 4(i)(2) shall prohibit the Company from issuing securities (i) pursuant to compensation plans for employees, directors, officers, advisers or consultants of the Company and in accordance with the terms of such plans as in effect as of the date of this Agreement, (ii) upon exercise of conversion, exchange, purchase or similar rights issued, granted or given by the Company and outstanding as of the date of this Agreement,
(iii)  as  part of a transaction involving a strategic  alliance,
collaboration,  joint  venture,  partnership  or  other   similar
arrangement of the Company or (iv) in an underwritten public offering registered under the 1933 Act.

    l. BEST EFFORTS. The parties hereto shall use their best efforts to timely satisfy each of the conditions to closing described in Sections 7 and 8 of this Agreement.

          5.        TRANSFER AGENT INSTRUCTIONS.

                The Company will instruct, and use its best efforts to put into effect and maintain an arrangement with, its transfer agent consistent with applicable law in order to (i) issue certificates promptly for the Shares from time to time upon conversion of the Note and exercise of the Warrants in such amounts as are issuable in accordance with the terms thereof, registered in the name of the Buyer or its permitted nominee and in such denominations to be specified by the Buyer in connection with each conversion of the Note or exercise of the Warrants and
(ii) enable the resale of such Shares to the public. The Company warrants that no instruction or arrangement other than the arrangement referred to in this Section 5 and stop transfer instructions to give effect to Section 4(a) hereof prior to registration of the Shares under the 1933 Act will be given by the Company to the transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with the prospectus delivery requirements, if any, of applicable securities laws upon resale of the Securities. If the Buyer provides the Company with an opinion of counsel that registration of a resale by the Buyer of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall permit the transfer of the Securities and, in the case of the Shares, promptly instruct the Company's transfer agent to issue one or more share certificates in such name and in such denominations as specified by the Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer, by thwarting the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this
Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

          6.        CLOSING DATE.

   a. CLOSING DATE. Subject to satisfaction (or waiver) of the conditions to closing set forth in Sections 7 and 8 below, the date and time of the issuance and sale of the Note (the "Closing") shall be 12:00 noon Eastern Standard Time on February 26, 1997, or such other date and time as mutually agreed by the parties hereto (the "Closing Date"). The Closing shall occur on the Closing Date at the offices of Baker & McKenzie, 101 West Broadway, 12th Floor, San Diego, California 92101.

   b. FORM OF PAYMENT. On the Closing Date, (i) the Buyer shall pay the Purchase Price for the Note by wire transfer of immediately available funds to the Company, in accordance with the Company's written wire instructions, against delivery of the Note duly executed by the Company and (ii) the Company shall deliver the Note against delivery of the Purchase Price.

          7.        CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

                 The   Buyer   understands  that  the   Company's
obligation to sell the Note to the Buyer pursuant to this Agreement is conditioned upon:

   a. The receipt and acceptance by the Buyer of this Agreement as evidenced by execution of this Agreement by the Buyer;

   b. Delivery by the Buyer to the Company of good funds as payment in full of an amount equal to the Purchase Price for the
Note in accordance with Section 1 hereof; and

   c. The accuracy in all material respects on the Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before such Closing Date.

  8.        CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

                The   Company  understands  that   the   Buyer's
obligation to purchase the Note is conditioned upon:

      a. The execution and delivery by the Company of this Agreement and the Registration Rights Agreement and delivery by the Company to the Buyer of the Note in accordance with this Agreement;

    b. The accuracy (in all material respects, except where the representation is qualified by materiality) on the Closing
Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date;

      c. On the Closing Date, the Buyer having received an opinion of counsel for the Company, dated the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in Annex V attached hereto;

   d.        On or before the Closing Date, trading in the Common
Stock on Nasdaq shall not have been suspended by the SEC or Nasdaq; and

   e. The Buyer shall have received an officer's certificate described in Section 3(b) above and an officer's certificate as to the matters described in clauses (b), (d) and (e) of this
Section 8 (and other matters as the Buyers shall reasonably request), dated the Closing Date.

 9.        MISCELLANEOUS.

  a. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California as applied to contracts entered into between residents of and to be performed in such state. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in San Diego, California with respect to any dispute arising under this Agreement or the transactions contemplated hereby.

  b. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

    c. The headings, captions and footers of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

   d.        If any provision of this Agreement shall be invalid or
unenforceable   in   any   jurisdiction,   such   invalidity   or
unenforceability shall not affect the validity or  enforceability
of   the   remainder  of  this  Agreement  or  the  validity   or
enforceability of this Agreement in any other jurisdiction.

  e. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement.

   f. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealings between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

   g. Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally (which shall include facsimile transmission) or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in the case of the Company addressed to the Company at its address shown in the introductory paragraph of this Agreement (facsimile number 619-453-5848) or, in the case of the Buyer, at its address shown on the signature page of this Agreement or such other address as a party shall have provided by notice to the other party in accordance with this provision. The Buyer hereby designates as its address for any notice required or permitted to be given to the Buyer pursuant to the Note the address shown on the signature page of this Agreement.

  h. The respective representations, warranties, covenants and agreements of the Buyer and the Company contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall survive the delivery of payment for the Note and shall remain in full force and effect regardless of any investigation made by or on behalf of them or any person controlling or advising any of them.

   i. This Agreement and its Annexes set forth the entire agreement between the parties hereto with respect to the subject
matter   hereof   and   supersedes  all  prior   agreements   and
understandings, whether written or oral, with respect thereto.

   j. The Company shall be entitled, without the prior approval of the Buyer, to make any press release or SEC, Nasdaq or NASD filings with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof). The Buyer shall not make any press release related to the transactions contemplated hereby or any public statement related thereto, except statements as might be reasonably necessary to the conduct of the business of Buyer (any written statements shall be provided to the Company and the Company shall be consulted with prior to release).

     k. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Note, the Warrant and the Registration Rights Agreement.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers or their representatives thereunto duly authorized as of the date first set forth above.

          PRINCIPAL AMOUNT OF NOTE:  $6,000,000.00

  PURCHASE PRICE:  $6,000,000.00

  RGC INTERNATIONAL INVESTORS, LDC

  By:          Rose Glen Capital Management, L.P.
               Investment Manager

  By: RGC General Partner Corp.



  By:  /s/ Wayne Bloch
       -----------------
  Name:  Wayne Bloch
  Its:  Managing Director

  Address:     c/o Rose Glen Capital Management, L.P.
               440 East Swedesford Road, Suite 2025
               Wayne, Pennsylvania  19087
               Facsimile No. (610) 971-2212


  LIDAK PHARMACEUTICALS



  By:     /s/ David H. Katz
          ------------------
  Name:   David H. Katz, M.D.
  Its:    President and Chief Executive Officer